SCHEDULE 14A

PROXY STATEMENT

Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Sabre Corporation

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No:
	(3)	Filing Party:
	(4)	Date Filed:

PROXY TABULATOR FOR

SABRE CORPORATION

P.O. BOX 8016

CARY, NC 27512-9903

Sabre Corporation

Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on April 27, 2022

For Stockholders of record as of March 1, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/SABR

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. We have chosen to use these procedures for our 2022 Annual Meeting and need YOUR participation.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/SABR

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before April 15, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/SABR	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Sabre Corporation

Meeting Type: Annual Meeting of Stockholders
Date:	Wednesday, April 27, 2022
Time:	9:30 AM, Local Time
Place:	3150 Sabre Drive, Southlake, TX 76092

SEE REVERSE FOR FULL AGENDA

Sabre Corporation

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

“FOR” PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.	Election of Directors (term to expire at 2023 Annual Meeting of Stockholders)

1.01 George Bravante, Jr.

1.02 Hervé Couturier

1.03 Gail Mandel

1.04 Sean Menke

1.05 Phyllis Newhouse

1.06 Karl Peterson

1.07 Zane Rowe

1.08 Gregg Saretsky

1.09 John Scott

1.10 Wendi Sturgis

2.	To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2022.

3.	To approve our 2022 Director Equity Compensation Plan.

4.	To hold an advisory vote on the compensation of our named executive officers.

NOTE:	In their discretion, the proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournments or postponements.